SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of report (Date of earliest event reported): January 21, 2005

SUMMIT PROPERTIES PARTNERSHIP, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	000-22411	56-1857809
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

309 E. Morehead Street, Suite 200
Charlotte, North Carolina		28202
(Address of principal executive offices)		(Zip code)

(704) 334-3000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Summit Properties Inc. (“Summit”), Camden Property Trust (“Camden”), Camden Summit, Inc., a wholly owned subsidiary of Camden (“Camden Summit”), entered into Amendment No. 2 to Agreement and Plan of Merger, dated as of January 24, 2005 (the “Amendment”), in order to amend and restate Section 2.7(a) of the Agreement and Plan of Merger, dated as of October 4, 2004, among Summit, Camden and Camden Summit, which Section relates to the treatment of outstanding options to purchase shares of Summit common stock at the effective time of the merger of Summit with and into Camden Summit. Summit is the sole general partner of Summit Properties Partnership, L.P. (the “Operating Partnership,” and together with Summit, referred to as “we” in this Form 8-K).

For additional information, reference is made to the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 2.1.

Item 7.01  Regulation FD Disclosure

On January 21, 2005, the Operating Partnership redeemed all of its 8.75% Series C Cumulative Redeemable Perpetual Preferred Units (the “Units”) at a redemption price of $25.00 per Unit plus all accrued and unpaid distributions due as of the redemption date.

In connection with the issuance of the Units in September 1999, we incurred $1.5 million in issuance costs and, as prescribed by generally accepted accounting principles at the time, recorded such costs as a reduction to the basis of the Units. As a result of the redemption, the $1.5 million excess of the redemption amount over the carrying amount of the Units will reduce net income in accordance with current generally accepted accounting principles and funds from operations during the first quarter of 2005.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number	Title

2.1
Amendment No. 2 to Agreement and Plan of Merger, dated as of January 24, 2005, by and among Summit Properties Inc., Camden Property Trust and Camden Summit, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K of Summit Properties Inc. filed on January 24, 2005, File No. 001-12792).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUMMIT PROPERTIES PARTNERSHIP, L.P..
By: Summit Properties Inc., its general partner

January 24, 2005	By: /S/ Steven R. LeBlanc
Steven R. LeBlanc
President and Chief Executive Officer

EXHIBIT INDEX

(c)	Exhibits.

Exhibit
Number	Title

2.1
Amendment No. 2 to Agreement and Plan of Merger, dated as of January 24, 2005, by and among Summit Properties Inc., Camden Property Trust and Camden Summit, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K of Summit Properties Inc. filed on January 24, 2005, File No. 001-12792).